MENTOR INCOME FUND, INC.
ANNUAL REPORT
OCTOBER 31, 1996
--------------------------------------------------------------------------------

THE FUND

o A closed-end investment fund that invests primarily in high-quality fixed-income securities. The Fund is listed on the New York Stock Exchange with common shares traded under the symbol, MRF.

INVESTMENT OBJECTIVE

o  To achieve high monthly income consistent with preservation of capital

DIVIDEND OBJECTIVE

o To distribute monthly income in excess of that attainable from investments in U.S. Treasury securities having the same maturity as the expected average life of the Fund's investments.

REPORT FROM THE CHAIRMAN AND PRESIDENT

We appreciate the opportunity to provide the Annual Report to Shareholders for Mentor Income Fund for the 12 months ended October 31, 1996. Regardless of market environments, the Fund's primary mission remains the same, to provide attractive income and competitive net asset value total returns to shareholders over time.

During the 12 months ended October 31, 1996, the Fund paid dividends totaling $0.84 per share, which represents an annualized yield of 9.33% based on the Fund's closing market price of $9.00 on October 31, 1996. These monthly dividends have provided the Fund's shareholders with a significant income advantage over the average yield-to-maturity of 6.28%, attainable during the period from treasury securities having the same approximate maturity as the average life of the Fund's investments. Of course, treasuries are guaranteed as to principal and interest, while the Fund's shares are not guaranteed and will fluctuate in value.

MENTOR INCOME FUND, INC.
ANNUAL REPORT
OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                  [Graph here]

                              U.S. Treasury Curve (%)

                                    10/31/95          10/31/96

                    3 Mo.              5.5               5.1
                    6 Mo.              5.5               5.3
                    1 Yr.              5.5               5.4
                    2 Yr.              5.6               5.7
                    3 Yr.              5.7               5.9
                    5 Yr.              5.8               6
                   10 Yr.              6                 6.3
                   30 Yr.              6.3               6.6




MARKET CONDITIONS

The 12-month period ended October 31, 1996 saw a significant shift in the shape of the yield curve, with rates under two-years down and rates at two-years and above higher. Three-month yields fell 0.35%, 30-year rates rose 0.31%. Two and 10-year treasuries closed the period at 5.73% and 6.34%, up 0.12% and 0.32% respectively from the beginning of the period.

This steepening of the yield curve reflects several factors. First, early in the period the Federal Reserve chose to lower the short-term federal funds rate (the rate member banks charge each other for overnight loans) twice by 0.25%. This monetary easing coupled with other factors created the environment for accelerating economic growth for most of the period. Fourth quarter 1995 GDP (gross domestic product) growth of 0.3% was followed by first quarter 1996 growth of 2.0%, accelerating to 4.7% in the second quarter, then returning to 2.0% for the third quarter 1996, based upon preliminary estimates. The economic momentum of the first two quarters of 1996 caused many market participants to have increasing concerns that an overheating economy would rekindle inflation. This scenario could potentially force the Fed to reverse course and raise rates despite continued modest increases in historical inflation measures.

Changing perceptions regarding the strength of the economy caused 1996 to be a period of high interest-rate volatility. The most closely watched economic statistic was the monthly non-farm payroll report. During the first half of 1996, this key indicator of underlying economic

MENTOR INCOME FUND, INC.
ANNUAL REPORT
OCTOBER 31, 1996
--------------------------------------------------------------------------------

vibrancy surprised the market on several occasions with its strength, causing immediate market corrections of as much as 0.25%. That volatility and uncertainty notwithstanding, the Federal Reserve has chosen to leave the fed funds rate unchanged since January, defying the predictions of both those calling for a tightening and loosening of monetary policy.

EFFECT ON THE FUND

Given the lack of a consistent trend in the direction of interest rates and the volatility of the fixed-income markets over the 12-month period ended October 31, the investment environment has proved a challenging one. The Fund's net asset value total return for the 12 months ending October 31 was 8.08%. The return of the Fund's Morningstar Government Bond Fund peer group was 4.62%.* The Mentor Income Fund's return also compares favorably to the 6.82%, 5.03%, and 4.71% returns posted by the Merrill Lynch Mortgage, Government Bond, and 7-year Treasury indexes, respectively.

                                  Total Return
                             Mentor Income Fund vs.
                              Fixed-Income Sectors

                                  [Graph here]

                         Mentor Income Fund       8.08%
                         Morningstar PeerGroup    4.62%
                         Mortgage Index           6.82%
                         Gov't Bond Index         5.03%
                         7-Year Treasury          4.71%

Source:  Morningstar, Inc. Merrill Lynch Indexes


PORTFOLIO STRATEGY

Throughout the 12-month period common themes continued to support our strategy for seeking to fulfill our objectives -- to provide attractive income, maintain risk close to that of intermediate treasuries, and capitalize on the investment opportunities provided within the guidelines of our investment policy.+ During the course of this period the duration of the portfolio was adjusted

MENTOR INCOME FUND, INC.
ANNUAL REPORT
OCTOBER 31, 1996
--------------------------------------------------------------------------------

periodically to try to take advantage of rapidly changing conditions.

At the end of calendar year 1995 the Fund's duration was shortened to a market-neutral stance from the longer-duration posture which had served us so well for most of the 1995 rally. This reflected our belief that the market had adopted a very optimistic scenario of slow growth, low inflation, and budgetary restraint into its fixed-income pricing. However, once the initial market correction in February had created pricing more reflective of our view of underlying value, the Fund's duration was lengthened and maintained at an above-market-neutral level. However, fixed-income markets continued to weaken in ensuing months, ultimately convincing us that short-term concerns were overwhelming longer-term fundamentals. In April we chose to reduce the duration of our portfolio to a market-neutral posture and have maintained a duration tilt between market-neutral and 5-10% long our Merrill seven-year treasury benchmark throughout the remainder of the period. We are currently 5-10% long our Merrill seven-year treasury benchmark.


                             Portfolio Composition

                                  [Graph here]

Corporate Bonds                                                12.22%
Fixed-Rate Single-Class Mortgage Backed Securities             22.95%
Interest-Only Securities                                        0.30%
Residual Interests                                             11.03%
Asset-Backed Securities                                         9.62%
Adjustable-Rate Mortgage-Backed Securities                     11.18%
U.S. Government Agencies                                        2.18%
Fixed-Rate Multiple-Class Collateralized Mortgage Obligations  29.44%
Repurchase Agreement                                            1.08%



MARKET OUTLOOK

The fixed-income markets have displayed high levels of volatility during the course of the last 12 months, particularly as strong economic statistics have raised concerns about Federal Reserve tightening. Early indications are that third quarter 1996 growth saw a significant deceleration from second quarter levels. To date the Fed has chosen not to raise rates, but factors such as the continued strength of the equity markets and high levels of consumer confidence and debt have caused some, including Federal Reserve Chairman Greenspan, to wonder aloud whether speculative excesses coupled with economic growth and tight labor markets make an eventual credit tightening unavoidable.

MENTOR INCOME FUND, INC.
ANNUAL REPORT
OCTOBER 31, 1996
--------------------------------------------------------------------------------

We continue to remain optimistic regarding the long-term prospects for fixed-income markets, assuming that efforts at continued deficit reduction and government downsizing remain on track. We intend to maintain a duration slightly longer than that of our benchmark until more compelling fundamental factors convince us that a more aggressive posture is warranted. Our primary focus continues to be on identifying the best assets for the portfolio, rather than on anticipating interest rates.

DIVIDEND REINVESTMENT PLAN

Shareholders who wish to purchase additional shares can do so through the Fund's automatic dividend reinvestment plan. Over 60% of the Fund's shareholders participate in this plan. If you would like to receive information about the plan, please call our plan agent at (800) 426-5523.

Sincerely,

/s/ Weston E. Edwards
----------------------
Weston E. Edwards, CFA
CHAIRMAN

/s/ Paul F. Costello
--------------------
Paul F. Costello
PRESIDENT

 + While the portfolio managers will endeavor to manage the portfolio in accordance with this strategy, there are no guarantees that it will be successful.

 * Morningstar, Inc. is an independent mutual fund-rating service. Performance assumes reinvestment of all distributions, but does not include sales charges.

** The Merrill Lynch Mortgage Index is a composite of fixed-rate mortgage pass-through securities. The Merrill Lynch Government Bond Index is a composite of 2,347 treasury and agency issues with maturities ranging from one to 30 years.

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996

                                                                               PRINCIPAL        MARKET
                                                                                AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS                                    125.32%
---------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES AND AGENCIES                   50.27%
---------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation
  6.50%, Series 1422, 2/15/07-REMIC                                           $ 4,565,108    $  4,407,648
  6.50%, Series 1647 B, 11/15/08-REMIC                                          8,675,966*      8,370,954
  9.50%-10.75%, 9/1/09-12/1/09                                                  3,177,005       3,417,971
  6.00%, 3/1/11                                                                 5,064,214       4,885,387
  7.50%, 9/17/11, TBA                                                           7,150,000**     7,271,772
  6.00%, Series 48 H, 7/15/20-REMIC                                             3,500,000       3,166,954
Federal National Mortgage Association
  6.50%, Series 1993-18Z,
     2/25/08-REMIC                                                              4,035,648       3,721,626
  10.50%, 11/1/18                                                               6,673,216*      7,240,439
Government National Mortgage Association
  11.50%, 2/15/13-6/15/19                                                         246,877         278,197
  7.00%, 15-year Platinum, 12/15/08                                             5,383,356*      5,434,035
  7.00%, 9/20/22                                                                2,350,254***    2,395,057
  7.00%, 10/15/26, TBA                                                          6,000,000**     5,883,750
U.S. Treasury Note, 6.50%, 10/15/06                                             3,250,000       3,280,940
---------------------------------------------------------------------------------------------------------

Total U.S. Government Securities and Agencies (cost
  $59,330,801)                                                                                 59,754,730
---------------------------------------------------------------------------------------------------------

CORPORATE BONDS                                           15.48%
---------------------------------------------------------------------------------------------------------

FINANCE                                                             11.81%
  Capital One Bank, 7.15%, 9/15/06                                              4,000,000       4,074,800
  Developers Diversified Realty,
     7.63%, 5/15/00                                                             2,000,000       2,039,660
  Developers Diversified Realty,
     6.58%, 2/6/01                                                              2,000,000       1,976,460
  Nationsbank, 7.5%, 9/15/06                                                    1,500,000       1,550,490
  Sunamerica Inc., 7.34%, 8/30/05                                               1,750,000       1,758,330
  Travelers Inc., 9.50%, 3/1/02                                                 1,000,000       1,130,120

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996

                                                                               PRINCIPAL        MARKET
                                                                                AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  Travelers Inc., 6.88%, 6/1/25                                               $ 1,500,000    $  1,507,110
---------------------------------------------------------------------------------------------------------
                                                                                               14,036,970
---------------------------------------------------------------------------------------------------------

UTILITIES                                                            3.67%
  Mississippi Power & Light, 8.80%, 4/1/05                                      4,250,000       4,369,850
---------------------------------------------------------------------------------------------------------
Total Corporate Bonds (cost $18,102,508)                                                       18,406,820
---------------------------------------------------------------------------------------------------------

PRIVATE ISSUES                                            45.59%
---------------------------------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGES                                           12.15%
  California Federal Bank
     Series 1991-2, Class A, 8.75%, 7/15/21                                       578,807         579,212
  Kidder Peabody Acceptance Corporation
     Series 1989-3, Class A, 8.91%, 6/20/19                                     1,089,657       1,090,856
  PaineWebber Mortgage Acceptance Corporation
     Series 1993-1, Class M-1, 7.91%, 3/25/23                                   1,851,909       1,885,475
     Series 1993-3, Class M-1, 7.59%, 4/25/23                                   3,022,591       3,077,376
  Sears Mortgage Securities Corporation
     Series 1992-9, Class A, 7.91%, 10/25/21                                    1,843,845       1,878,509
  Structured Asset Securities Residential Trust
     Series 1990-1, Class A, 7.68%, 4/1/20                                      5,852,527       5,934,831
---------------------------------------------------------------------------------------------------------
                                                                                               14,446,259
---------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES                                             14.04%
  Advanta Mortgage Loan Trust, Series 1993-3 A5,
     5.55%, 1/25/25                                                             1,574,956       1,473,506
  AFG Receivables Trust, 6.45%, 9/15/00                                         1,464,453       1,459,648
  First Interstate Bank of California,
     8.90%, 11/15/97                                                            5,976,021       6,048,856
  Olympic Automobiles Receivables Trust,
     6.85%, 6/15/01                                                             2,176,463       2,196,867
  Old Stone Credit Corporation Home Equity Trust,
     Series 1993-2, 6.20%, 6/15/08                                              2,044,486       2,019,249
  Union Acceptance Corporation, 6.45%, 7/8/03                                   3,001,529       3,018,998

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996

                                                                               PRINCIPAL        MARKET
                                                                                AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (CONTINUED)
  World Omni, Series 1993, Class B, 5.05%, 8/15/99                            $   470,625    $    466,361
---------------------------------------------------------------------------------------------------------
                                                                                               16,683,485
---------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATION                                  18.90%
  General Electric Capital Mortgage Services
     Series 1993-18 B1, 6.00%, 2/25/09                                          2,179,810       2,052,086
     Series 1996-4 B1, 7.00%, 3/25/26                                           4,481,087       4,220,623
  Prudential Home Mortgage Securities
     Series 1993-27 M, 7.50%, 5/25/23                                           3,284,580       3,262,255
     Series 1993-22 M, 7.00%, 7/25/23                                           4,833,212       4,637,617
     Series 1994-29 M, 7.00%, 10/25/24                                          3,237,568       3,111,102
     Series 1995-5 M, 7.25%, 9/25/25                                            2,616,585       2,565,889
     Series 1995-5 B1, 7.25%, 9/25/25                                           2,702,650       2,618,193
---------------------------------------------------------------------------------------------------------
                                                                                               22,467,765
---------------------------------------------------------------------------------------------------------

MORTGAGE BACKED SECURITIES                                           0.12%
  Republic Federal Savings & Loan Association
     Series 1988-03, Class A, 9.75%, 6/1/18                                       139,492         140,901
---------------------------------------------------------------------------------------------------------

INTEREST ONLY SECURITIES                                             0.38%
  Conti-Mortgage
     Series 94-3, A3-1, 0.52%, 5/15/09                                         46,309,638         173,661
     Series 94-3, A3-1, 0.13%, 3/15/14                                         73,050,000         273,938
---------------------------------------------------------------------------------------------------------
                                                                                                  447,599
---------------------------------------------------------------------------------------------------------
Total Private Issues (cost $53,373,111)                                                        54,186,009
---------------------------------------------------------------------------------------------------------

RESIDUAL INTERESTS                                        13.98%
  General Mortgage Securities, Inc., 1989-2, 1996,
     4/17/19                                                                       26,833       1,504,759
  General Mortgage Securities II, Inc., 1991-2, 1996,
     1/28/30                                                                        7,112         866,283
  General Mortgage Securities II, Inc., 1991-4, 1996,
     3/28/20                                                                          776         474,266

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996

                                                                               PRINCIPAL        MARKET
                                                                                AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------
RESIDUAL INTERESTS (CONTINUED)
  General Mortgage Securities II, Inc., 1991-7, 1995,
     6/28/30                                                                  $     4,772    $    520,224
  General Mortgage Securities II, Inc., 1995-1, 1996,
     6/25/20                                                                       30,299         720,231
  General Mortgage Securities II, Inc., 1995-4, 1995,
     6/25/23                                                                       16,475         584,006
  General Mortgage Securities II, Inc., 1996-1, 1996,
     11/25/22                                                                      16,277         648,145
  General Mortgage Securities II, Inc., 1996-3, 1996,
     6/20/25                                                                       54,721         898,312
  National Mortgage Funding I, Inc., 1992-4, 1995,
     11/27/22                                                                      13,653         897,687
  National Mortgage Funding I, Inc., 1993-1, 1996,
     6/18/14                                                                       54,047         730,064
  National Mortgage Funding I, Inc., 1995-1, 1996,
     4/28/25                                                                       25,129         425,884
  National Mortgage Funding I, Inc., 1995-4, 1995,
     3/20/21                                                                       13,870         232,404
  National Mortgage Funding I, Inc., 1995-5, 1995,
     3/25/22                                                                        8,790         547,713
  National Mortgage Funding I, Inc., 1995-7, 1995,
     9/17/25                                                                       38,552         955,070
  National Mortgage Funding I, Inc., 1995-8, 1995,
     8/25/22                                                                       45,000         788,741
  National Mortgage Funding I, Inc., 1995-9, 1995,
     11/19/25                                                                      42,284         675,707
  National Mortgage Funding I, Inc., 1996-1, 1996,
     4/25/25                                                                       56,184         824,513
  National Mortgage Funding I, Inc., 1996-3, 1996,
     2/17/26                                                                       44,189       1,507,325
  National Mortgage Funding I, Inc., 1996-4, 1996,
     10/25/21                                                                      16,163         611,908
  National Mortgage Funding I, Inc., 1996-5, 1996,
     5/22/26                                                                       87,762       1,384,625
  National Mortgage Funding I, Inc., 1996-6, 1996,
     5/22/26                                                                       58,572         817,803
---------------------------------------------------------------------------------------------------------
Total Residual Interests (cost $16,594,726)                                                    16,615,670
---------------------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS
  (COST $147,401,146)                                                                         148,963,229
---------------------------------------------------------------------------------------------------------

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996

                                                                               PRINCIPAL        MARKET
                                                                                AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS                                     1.36%
---------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT
  Goldman Sachs & Company
     Dated 10/31/96, 5.55%, due 11/1/96
     collateralized by $1,650,982 Federal National
     Mortgage Association,
     7.50%, 4/1/26
     (cost $1,618,847)                                                        $ 1,618,847    $  1,618,847
---------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $149,019,993)                    126.68%                              150,582,076
---------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                            (26.68%)                             (31,743,683)
---------------------------------------------------------------------------------------------------------

NET ASSETS                                               100.00%                             $118,838,393
---------------------------------------------------------------------------------------------------------

  * Certain of these securities are used as collateral for a reverse repurchase agreement.
 ** Securities with a principal amount of $13,150,000 and a market value of
    $13,155,522 used as collateral for dollar roll transactions.
*** Certain of these securities are used as initial margin for futures contracts.
    REMIC -- Real Estate Mortgage Investment Conduit
    TBA -- To Be Announced

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

ASSETS
     Investments, at value (identified cost $149,019,993)                                         $150,582,076
     Receivables
       Investments sold                                                                              3,342,686
       Interest                                                                                      1,382,821
     Other assets                                                                                      123,715
---------------------------------------------------------------------------------------------------------------
          Total assets                                                                             155,431,298
---------------------------------------------------------------------------------------------------------------

LIABILITIES
     Reverse repurchase agreement                                                                   20,000,000
     Dollar roll agreement                                                                          13,072,208
     Payable for investments purchased                                                               3,283,951
     Income dividend payable                                                                           202,119
     Accrued expenses and other liabilities                                                             34,627
---------------------------------------------------------------------------------------------------------------
          Total liabilities                                                                         36,592,905
---------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                                        $118,838,393
---------------------------------------------------------------------------------------------------------------

ANALYSIS OF NET ASSETS
     Common stock at par value                                                                    $    118,178
     Accumulated paid-in capital                                                                   131,619,599
     Accumulated net investment loss                                                                   (85,254)
     Accumulated net realized losses                                                               (14,313,729)
     Net unrealized appreciation of investments                                                      1,499,599
---------------------------------------------------------------------------------------------------------------
          Net Assets                                                                              $118,838,393
          Shares Outstanding                                                                        11,817,776
---------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE                                                                         $      10.06
---------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME
     Interest and net premium earned                                                                $13,153,369
----------------------------------------------------------------------------------------------------------------

EXPENSES
     Investment advisory fee                                                                            769,296
     Administration fee                                                                                 118,353
     Reports to shareholders                                                                            100,302
     Custodian and transfer agent fees                                                                   98,150
     Directors' fees and expenses                                                                        77,483
     Shareholder servicing expenses                                                                      60,163
     Audit fees                                                                                          41,334
     Legal fees                                                                                          31,082
     Registration and filing fees                                                                        28,921
     Miscellaneous                                                                                       15,505
----------------------------------------------------------------------------------------------------------------
          Total operating expenses                                                                    1,340,589
----------------------------------------------------------------------------------------------------------------

     Interest expense                                                                                 2,018,868
----------------------------------------------------------------------------------------------------------------
          Total expenses                                                                              3,359,457
----------------------------------------------------------------------------------------------------------------

Net investment income                                                                                 9,793,912
----------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized loss on investments                                                                (1,781,466)
     Net realized loss on options contracts                                                            (244,162)
     Net realized loss on futures contracts                                                            (258,803)
     Net realized gain on short sales                                                                   422,906
----------------------------------------------------------------------------------------------------------------
          Net realized loss on investments                                                           (1,861,525)
          Change in unrealized appreciation
            (depreciation) of investments                                                               215,494
----------------------------------------------------------------------------------------------------------------
          Net realized and unrealized loss on investments                                            (1,646,031)
----------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                              $ 8,147,881
----------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 1996

CASH FLOWS FROM OPERATING ACTIVITIES
     Interest received                                                                         $  13,329,458
     Interest paid                                                                                (2,053,795)
     Operating expenses paid                                                                      (1,379,136)
-------------------------------------------------------------------------------------------------------------
     Net cash provided by operating activities                                                     9,896,527
-------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of portfolio securities                                                           (290,249,997)
     Proceeds from disposition of portfolio securities                                           305,424,265
     Variation margin on futures and options contracts                                              (563,027)
-------------------------------------------------------------------------------------------------------------
       Net cash used in investing activities                                                      14,611,241
-------------------------------------------------------------------------------------------------------------
          Net cash provided by operating and investing activities                                 24,507,768
-------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Net payments to liquidate reverse repurchase agreements                                     (16,000,000)
     Net proceeds from dollar roll transactions                                                       25,443
     Cash dividends paid                                                                          (9,949,841)
-------------------------------------------------------------------------------------------------------------
       Net cash used in financing activities                                                     (25,924,398)
-------------------------------------------------------------------------------------------------------------
Net decrease in cash                                                                              (1,416,630)
Cash at beginning of year                                                                          1,416,630
-------------------------------------------------------------------------------------------------------------
Cash at end of year                                                                            $           -
-------------------------------------------------------------------------------------------------------------

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS
TO NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES
     Increase in net assets from operations                                                    $   8,147,881
     Decrease in investments-net                                                                     583,226
     Increase in receivable for investment securities sold                                        (1,807,297)
     Decrease in interest receivable                                                                 176,089
     Decrease in other assets                                                                        191,484
     Increase in payable for investments purchased                                                15,643,828
     Decrease in accrued expenses and other liabilities                                              (73,474)
     Net realized loss                                                                             1,861,525
     Net unrealized appreciation                                                                    (215,494)
-------------------------------------------------------------------------------------------------------------
       Net cash provided by operating and investing activities                                 $  24,507,768
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCTOBER 31,                                                               1996            1995
-------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net investment income                                                       $  9,793,912    $  9,495,392
     Net realized gain (loss) on investments                                       (1,861,525)      2,065,575
     Change in unrealized appreciation
       (depreciation) of investments                                                  215,494       6,167,593
-------------------------------------------------------------------------------------------------------------
          Increase in net assets from operations                                    8,147,881      17,728,560
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income                                                         (9,926,059)    (10,513,052)
-------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets                                                  (1,778,178)      7,215,508

NET ASSETS
     Beginning of year                                                            120,616,571     113,401,063
-------------------------------------------------------------------------------------------------------------
     End of year                                                                 $118,838,393    $120,616,571
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
FINANCIAL HIGHLIGHTS


YEAR ENDED OCTOBER 31,                           1996        1995        1994        1993         1992
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF YEAR             $  10.21    $   9.60    $  11.29    $  11.06    $ 11.57
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                            0.83        0.80        1.02        1.05       1.23
  Net realized and unrealized gain (loss) on
     investments                                  (0.14)       0.70       (1.75)       0.23      (0.46)
---------------------------------------------------------------------------------------------------------
  Total from investment operations                 0.69        1.50       (0.73)       1.28       0.77

LESS DISTRIBUTIONS AND CAPITALIZED EXPENSES
  Distributions from net investment income        (0.84)      (0.89)      (0.96)      (1.05)     (1.26)
  Initial and equity rights offering
     expenses charged to capital                      -           -           -           -      (0.02)
---------------------------------------------------------------------------------------------------------
  Total distributions and capitalized
     expenses                                     (0.84)      (0.89)      (0.96)      (1.05)     (1.28)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                   $  10.06    $  10.21    $   9.60    $  11.29    $ 11.06
---------------------------------------------------------------------------------------------------------
Per share market price, end of year            $   9.00    $   8.88    $   8.25    $  10.50    $ 12.38
Total Investment Return
  Based on market price                           11.24%      18.83%     (13.32%)     (6.91%)    14.62%
  Based on net asset value                         8.08%      17.48%      (6.19%)     12.00%      6.24%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)         $118,838    $120,617    $113,401    $133,077   $126,947
Ratio of gross investment income to average
  net assets                                      11.12%      10.58%      12.18%      11.79%     12.84%
Ratio of operating expenses to average net
  assets                                           1.13%       1.09%       1.22%       1.09%      1.13%
Ratio of total expenses to average net
  assets                                           2.84%       2.39%       2.38%       2.48%      2.04%
Ratio of net investment income to average
  net assets                                       8.28%       8.19%       9.80%       9.31%     10.80%
Portfolio turnover rate                          189.71%     153.92%     173.71%     269.16%    219.43%
Shares outstanding at end of year (in
  thousands)                                     11,818      11,818      11,818      11,786     11,478
---------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996

NOTE 1: ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Mentor Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

Security Valuation

The Fund values mortgage-backed securities, mortgage-related, asset-backed and other debt-related securities on the basis of valuations provided by dealers approved by the Fund's Board of Directors. In determining value, the dealers use information with respect to transactions in such securities, various relationships between securities, and yield to maturity. Exchange-traded options are valued at the closing sales price or the average of the quoted bid and asked price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Repurchase Agreements

All repurchase agreements are fully collateralized by U.S. Government Agency securities and such collateral is in the possession of the Fund's custodian. To the extent that any repurchase agreement exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. There is a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, including the risk of a decline in value of the underlying collateral.

Options Written or Purchased

The Fund may use option contracts to manage its exposure to the fixed income market and fluctuations in interest rates. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option sold or purchased. The difference between the premium and the amount paid

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

or received on effecting a closing purchase or sale transaction, including brokerage commissions, is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase of the underlying security in determining whether the Fund has realized a gain or loss on investment transactions. During the year, the Fund only entered into purchase options. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts

The Fund may use futures contracts to manage its exposure to the fixed income market and fluctuations in interest rates. A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Futures contracts involve the risk of loss in excess of unrealized depreciation included in the financial statements. The risks of entering into futures contracts arise from the movements in the value of the investments and interest rates. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At October 31, 1996, the Fund had positions in the following futures contracts:

                     Number
                       of                                      Unrealized
Security            Contracts     Expiration     Position     Depreciation
----------------    ---------     ----------     --------     ------------
2-year
U.S. Treasuries         31           12/96         open        $  (62,484)

Government National Mortgage Association securities with a market value of $117,192 were pledged as initial margin on these contracts.

Dollar Rolls

A dollar roll is a simultaneous agreement to sell a security held in the Fund's portfolio with a purchase of a similar security at a future date at an agreed-upon price. The difference between the sale and repurchase price is recorded as interest income to the Fund. Dollar rolls are accounted for as financing transactions by

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

the Fund and no gain or loss is recognized, provided that the sale and subsequent repurchase involve substantially identical securities. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of the security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund must deliver the security, the Fund realizes a loss.

Interest-Rate Swap

The Fund enters into interest-rate swaps to manage its exposure to the fixed income market and fluctuations in interest rates. An interest-rate swap is a contract between two parties on a specified principal amount (referred to as the notional principal) for a specified period. In the most common instance, a swap involves the exchange of streams of variable and fixed-rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss. The Fund did not enter into interest rate swaps during the year.

Interest-Rate Cap

An interest-rate cap is similar to an interest-rate swap, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed rate. No collateral is provided by the counterparty to the transaction and as such the Fund is exposed to credit risk in the event of non-performance by the other party to the interest-rate cap. The Fund did not enter into any interest rate caps during the year.

Residual Interests

A derivative security is any investment that derives its value from an underlying security, asset, or market index. The Fund invests in mortgage security residual interest ("residuals") which are considered derivative securities. The Fund's investment in residuals has been primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often having indebtedness of up to 95% of their total value, the Fund has not incurred any indebtedness in the course of making these residual

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

investments; nor have the Fund's assets been pledged to secure the indebtedness of the issuing structure or the Fund's investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Fund's policy to limit its exposure at the time of purchase to no more than 20% of its total assets. The Fund will continue to invest in residual securities because, in the opinion of the Investment Manager, these investments can play a key role in fulfilling the Fund's objective of achieving high monthly income through providing a means of economic leverage.

Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified-cost basis. Income and expenses are recorded on the accrual basis with interest income on principal-only securities, interest-only securities and residual interests determined using the effective-yield method based upon estimates of future net cash flows. Estimated effective yields are periodically updated consistent with changes in interest rates and prepayment assumptions. Premiums and discounts on mortgage securities and CMOs are amortized into interest income using the effective-yield method.

Federal Income Taxes

No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

Reclassification of Capital Accounts

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Distributions to Shareholders

The Fund declares and distributes dividends monthly from net investment income and annually from net realized capital gains after offsetting capital-loss carryovers. Reinvestment of income distribution is a non-cash transaction.

NOTE 2: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, options, caps, dollar rolls, and futures transactions, aggregated

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

$291,202,771 and $288,205,439 respectively, for the year ended October 31, 1996. At October 31, 1996, the cost of securities for federal income-tax purposes was $150,125,540 and net unrealized appreciation aggregated $456,536 of which $2,005,530 related to appreciated securities and $1,548,994 related to depreciated securities. The Fund had an unused realized capital loss carryforward for income-tax purposes of $14,376,213 at October 31, 1996, of which $721,487 expires in 2000, $11,955,561 expires in 2002 and $1,699,165 expires in 2004.

NOTE 3: INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Mentor Income Fund has entered into an Investment Advisory and Management Agreement with Commonwealth Investment Counsel, Inc. ("Commonwealth"), a wholly-owned subsidiary of Mentor Investment Group, Inc., which is a wholly-owned subsidiary of Wheat First Butcher Singer, Inc. Pursuant to this agreement, the Fund pays Commonwealth a monthly management fee at the annual rate of 0.65% of average daily net assets. Mentor Investment Group provides administrative personnel and services to the Fund at an annual rate of 0.10% of the Fund's average daily net assets.

Effective November 1, 1996, Commonwealth Investment Counsel, Inc. became Mentor Investment Advisors, LLC ("Mentor Advisors"). Mentor Advisors is a wholly-owned subsidiary of Mentor Investment Group, LLC (formerly, Mentor Investment Group, Inc.). Mentor Investment Group, LLC is a subsidiary of Wheat First Butcher Singer, Inc.

Also effective November 1, 1996, EVEREN Capital Corporation, a previously unrelated broker dealer, acquired a 20% ownership interest in Mentor Investment Group, LLC from Wheat First Butcher Singer, Inc. As part of the acquisition agreement, EVEREN may acquire additional ownership based principally on the amount of Mentor Investment Group, LLC's revenues derived from clients of EVEREN Securities, Inc. and assets attributable to its affiliates.

NOTE 4: BORROWINGS

The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers as determined by and under the direction of the Fund's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

maintain a segregated account with the lender containing securities having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

The average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 1996 was approximately $36,629,846 or $3.10 per share based on average shares outstanding of 11,817,776 during the period at a weighted average interest rate of 5.42%. The maximum amount of borrowings outstanding at any week-end during the period was $61,051,153 (including accrued interest) as of March 1, 1996, at a weighted average interest rate of 5.03%, and was 27.42% of total assets. The rate on the October 31, 1996, borrowing was 5.36% and matures on November 6, 1996.

NOTE 5: CAPITAL

The Fund has authorized 200,000,000 shares of $.01 par value common stock. At October 31, 1996, there were 11,817,776 shares issued and outstanding, including, 1,151,463 shares issued under the Fund's reinvestment plan and 666,313 from an equity rights offering which occurred from December 23, 1991 to January 31, 1992. During the year ended October 31, 1996, no shares were issued.

NOTE 6: QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

Shown in thousands of dollars and per common share:

                                                                                           Increase
                                                                                          (Decrease)
                        Investment         Net Investment       Net Gain (Loss)         in Net Assets
                          Income               Income            on Investments        from Operations
                     ----------------     ----------------     ------------------     ------------------
                                 Per                  Per                   Per                    Per
Quarter End          Total      Share     Total      Share      Total      Share       Total      Share
-----------------    ------     -----     ------     -----     -------     ------     -------     ------
1996
October 31, 1996     $3,074     $0.30     $2,405     $0.21     $ 3,495     $ 0.30     $ 5,900     $ 0.51
July 31, 1996         3,278      0.28      2,486      0.21      (1,545)     (0.13)        941       0.08
April 30, 1996        3,596      0.30      2,530      0.21      (6,726)     (0.57)     (4,196)     (0.36)
January 31, 1996      3,205      0.27      2,373      0.20       3,130       0.26       5,503       0.46

1995
October 31, 1995     $3,215     $0.27     $2,439     $0.20     $ 2,867     $ 0.25     $ 5,306     $ 0.45
July 31, 1995         3,366      0.28      2,386      0.20       2,020       0.17       4,406       0.37
April 30, 1995        2,761      0.23      2,030      0.18       5,117       0.43       7,147       0.61
January 31, 1995      2,930      0.25      2,640      0.22      (1,771)     (0.15)        869       0.07

MENTOR INCOME FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF MENTOR INCOME FUND, INC.

We have audited the accompanying statement of assets and liabilities of Mentor Income Fund, Inc., including the portfolio of investments, as of October 31, 1996, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mentor Income Fund, Inc., as of October 31, 1996, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
December 19, 1996

MENTOR INCOME FUND, INC.
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is provided to shareholders of the Fund pursuant to which they have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in additional fund shares. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as Agent for shareholders in administering the Plan. When the Fund declares a dividend or determines to make a capital gain distribution, nonparticipants in the Plan will receive cash. If you participate in the Plan, you will receive the equivalent in shares of the Fund as follows: (1) if the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the Fund's net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price; or (2) if the market price is lower than net asset value, the Plan Agent will receive the dividend or capital gain distributions in cash and apply them to buy Fund shares on your behalf in the open market, on the New York Stock Exchange or elsewhere, for your account. If the market price exceeds the net asset value of the Fund's shares before the Plan Agent has completed its purchases, the average per-share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares. This would result in the acquisition of fewer shares than if the dividend or capital gain distributions had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice (not less than 10 business days prior to any dividend record date) to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. In lieu of receiving a certificate, you may request the Plan Agent to sell part or all of your reinvested shares held by the Agent at market price and remit the proceeds to you, net of any brokerage commissions. A $2.50 fee is charged by the Plan Agent upon any cash withdrawal or termination. The Plan may be terminated by the Agent of the Fund upon written notice mailed to each participant at least 90 days prior to any record date for the payment of any dividend or capital gain distribution by the Fund.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends and distributions. It is anticipated that these commissions will be lower than those would normally incur individually, since these shares are purchased in large blocks by the Plan Agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

If you hold shares of the Fund in your own name, you are an automatic participant in this Plan unless you elect to withdraw. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is able to participate in the Plan, dividend and capital gain distributions will be credited to your account. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be re-registered in your name so that you can participate in the Plan. If your shares are registered in your name, and you desire to receive your dividends and capital gain distributions in cash, you must notify the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

      SHAREHOLDER INFORMATION

      INVESTMENT MANAGER
        CORPORATE OFFICE
           Mentor Investment Advisors, LLC
           Riverfront Plaza, 901 East Byrd Street
           Richmond, Virginia 23219

        INVESTOR RELATIONS OFFICE
           1-800-382-0016

        OPERATIONS OFFICE
           Riverfront Plaza, 901 East Byrd Street
           Richmond, Virginia 23219

      TRANSFER AGENT AND REGISTRAR
        State Street Bank & Trust Company
        Post Office Box 366
        Boston, Massachusetts 02101
        (800) 426-5523

      CUSTODIAN
        Investor Fiduciary Trust Company
        811 Main - 11th Floor
        Kansas City, Missouri 64105

      INDEPENDENT AUDITORS
        Coopers & Lybrand L.L.P.
        217 East Redwood Street
        Baltimore, Maryland 21202

      LEGAL COUNSEL
        Dechert Price & Rhoads
        1500 K Street, N.W.
        Washington, D.C. 20005

      DIRECTORS AND OFFICERS

      DIRECTORS
        Weston E. Edwards, CHAIRMAN
        Jerry R. Barrentine
        Daniel J. Ludeman
        J. Garnett Nelson

      OFFICERS
        Paul F. Costello, PRESIDENT
        Terry L. Perkins, TREASURER
        John M. Ivan, SECRETARY
        Michael A. Wade, ASSISTANT TREASURER
        Sander M. Bieber, ASSISTANT SECRETARY

                            MENTOR INCOME FUND, INC.

                           --------------------------
                                 ANNUAL REPORT
                           --------------------------

                                OCTOBER 31, 1996

                               [MENTOR LOGO HERE]